                                                             EXHIBIT 99.1
                                   SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

WP WINDSTAR INVESTMENTS LTD

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Director

WARBURG PINCUS (CALLISTO) GLOBAL GROWTH (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-B (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-E (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WP GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
By: Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR-D (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
By: Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR PARTNERS (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
By: Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP, L.P.

By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP LLC

By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR GP, L.P.

By: Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR GP LLC

By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Authorised Signatory

WARBURG PINCUS LLC

By:     /s/ David Sreter                                      July 6, 2021
Name:   David Sreter
Title:  Managing Director